FIRST AMENDMENT TO PURCHASE AGREEMENT

This First Amendment to Purchase Agreement ("**Amendment**") is made and entered into as of July 31st, 2015 (the "**Effective Date**") by and among the individuals and entities identified on Schedule A of the Purchase Agreement (each a "**Seller**" and collectively the "**Sellers**"), Salamander Technologies, Inc., a Michigan corporation (the "**Corporation**"), TruSec ID, Inc., a Minnesota corporation ("**TruSec**"), and OrangeHook, Inc ("**Orangehook**"). Each Seller, the Corporation, TruSec and OrangeHook, Inc. are referred to in this Amendment each as a "**Party**" and collectively as the "**Parties**."

RECITALS

The Parties entered into a certain Purchase Agreement as of December 31, 2013 (the "**Agreement**").

The Parties wish to amend the Agreement as stated herein.

AGREEMENT

NOW, THEREFORE, the Parties hereby amend the Agreement effective as of the Effective Date, as follows:

1. The Agreement is hereby amended as follows: Paragraph 1(C)(viii) of the Agreement is hereby deleted in its entirety and replaced by the following:

> viii. *Merger of Corporation or Transfer of Assets.* In the event the Corporation enters into an agreement at any time, or from time to time, in any single transaction or a series of transactions, to merge or sell, exchange or otherwise transfer all or substantially all of its assets such that it may materially affect the payment of the Royalty in Section 1(C) above (a "**Change of Control Transaction**"), the Corporation or a successor to the Corporation, as applicable, shall ensure that either: (i) an amount equal to the Royalty Cap less any Royalty paid by the Corporation prior to such date is paid in full at or before the closing of such a transaction; or (ii) the acquirer in the Change of Control Transaction assumes the Corporation's obligations regarding the Royalty under the same terms and conditions set forth in this Agreement; provided, however, that, for purposes of calculating the Royalties owed hereunder, the acquirer in the Change of Control Transaction shall be obligated to pay Royalties only on Gross Revenue (as defined in this Agreement) generated by the entity that is the survivor or successor to Salamander Technologies, Inc. (and for the avoidance of doubt, excluding revenues of any affiliates of such entity), including any revenues generated by commercialization of the intellectual property owned or controlled by Salamander Technologies, Inc. through or with related parties.

2. The Sellers and TruSec hereby consent to (a) the assignment of the Agreement to a subsidiary of Orangehook, and (b) the terms and conditions of this Amendment, both contingent upon and subject to the consummation of a Change of Control Transaction between the Corporation and Orangehook or its subsidiary.

3. OrangeHook hereby agrees to guarantee the obligations of the Corporation under the Agreement (as amended hereby), contingent upon and subject to the consummation of a Change of Control Transaction between the Corporation and Orangehook or its subsidiary.

4. The provisions of the Agreement not specifically amended by this Amendment shall remain as expressly stated in the Agreement and the parties hereby affirm and ratify those provisions and the provisions amended herein. All capitalized terms used in this Amendment but not otherwise defined herein are given the meanings set forth in the Agreement. In the event of a conflict between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall control.

5. This Amendment may be executed in any number of counterparts and by each party hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart and facsimile copies and electronic PDF of signatures shall be treated as originals for all purposes.

[Signatures follow on next page.]

IN WITNESS WHEREOF, the parties have caused this First Amendment to Purchase Agreement to be signed by their duly authorized representatives.

Salamander Technologies, Inc., a Michigan corporation

By: [signature]
Name: RUSSELL L. MILLER
Title: PRESIDENT + CEO

TruSec ID, Inc., a Minnesota corporation

By: ____________________
Name: ____________________
Title: ____________________

OrangeHook, Inc.

By: [signature]
Name: James Mandel
Title: CEO

IN WITNESS WHEREOF, the parties have caused this First Amendment to Purchase Agreement to be signed by their duly authorized representatives.

Salamander Technologies, Inc., a Michigan corporation

By: [signature]
Name: RUSSELL L. MILLER
Title: PRESIDENT & CEO

TruSec ID, Inc., a Minnesota corporation

By: [signature]
Name: John H. Cantrell, Jr.
Title: Secretary

OrangeHook, Inc.

By: ________________
Name: ________________
Title: ________________

SELLERS:

Roger A. Andersen, Trustee of Roger A. Andersen Living Trust dated January 3, 2006

Bret G. Bell, as Trustee of the Bret G. Bell Revocable Trust

David M. Cassard

Thomas H. Claus, as Managing Trustee of the Peter C. Cook Trust u/a/d 2/14/03

Galloway and Associates, General Partnership

By:____________________
James Galloway
Its: Partner

Hooker Family L.L.C.

By:____________________
David S. Hooker
Its:

Bill Kleven

Mary Kleven

Michael J. Jandernoa, as Trustee of the Michael J. Jandernoa Trust u/a/d 8/15/86

James L. Jurries, as Trustee of the James L. Jurries Trust

Meredeth M. Lake

Robert C. Magers

GLT Holdings, LLC

By:____________________
Edward Marsilje
Its:

Todd N. Taylor, as Trustee of the Todd N. Taylor Trust u/a/d 11/15/99

John E. Walton, as Tenants by the Entireties

Susan Walton, as Tenants by the Entireties

SELLERS:

____
Roger A. Anderson, Trustee of Roger A. Andersen Living Trust dated January 3, 2006

____
Bret G. Bell, as Trustee of the Bret G. Bell Revocable Trust

____
David M. Cassard

____
Thomas H. Claus, as Managing Trustee of the Peter C. Cook Trust u/a/d 2/14/03

Galloway and Associates, General Partnership

By:______________________________
James Galloway
Its: Partner

Hooker Family L.L.C.

By:______________________________
David S. Hooker
Its:

____
Bill Kleven

____
Mary Kleven

____
Michael J. Jandernoa, as Trustee of the Michael J. Jandernoa Trust u/a/d 8/15/86

____
James L. Jurries, as Trustee of the James L. Jurries Trust

____
Meredeth M. Lake

____
Robert C. Magers

GLT Holdings, LLC

By:______________________________
Edward Marsilje
Its:

____
Todd N. Taylor, as Trustee of the Todd N. Taylor Trust u/a/d 11/15/99

____
John E. Walton, as Tenants by the Entireties

____
Susan Walton, as Tenants by the Entireties

SELLERS:

____
Roger A. Anderson, Trustee of Roger A. Andersen Living Trust dated January 3. 2006

____
Bret G. Bell, as Trustee of the Bret G. Bell Revocable Trust

____
David M. Cassard

____
Thomas H. Claus. as Managing Trustee of the Peter C. Cook Trust u/a/d 2/14/03

Galloway and Associates, General Partnership

By: [signature]
James Galloway
Its: Partner

Hooker Family L.L.C.

By:__________________________
David S. Hooker
Its:

____
Bill Kleven

____
Mary Kleven

____
Michael J. Jandernoa, as Trustee of the Michael J. Jandernoa Trust u/a/d 8/15/86

____
James L. Jurries, as Trustee of the James L. Jurries Trust

____
Meredeth M. Lake

____
Robert C. Magers

GLT Holdings, LLC

By:__________________________
Edward Marsilje
Its:

____
Todd N. Taylor, as Trustee of the Todd N. Taylor Trust u/a/d 11/15/99

____
John E. Walton, as Tenants by the Entireties

____
Susan Walton, as Tenants by the Entireties

Michael J. Whalen

John C. Puetz

Angela M. Puetz

Thomas Storr, Revocable Living Trust

Joseph P. McMahon, as Trustee of the Joseph P. McMahon Living Trust u/a/d 09/18/1996

Russell L. Miller

Micheal A. Whelan, TTEE, The Micheal A. Whelan Revocable Inter Vivos Trust UAD 04/01/05

Stephen E. Magers Credit Trust

By:

Its:

Diane M. Whelan, TTEE, The Diane M. Whelan Revocable Inter Vivos Trust UAD 04/01/05

Kimberly Galloway, as Trustee of the Kimberly Galloway Trust

David S. Hooker, as Trustee of the David S. Hooker Trust u/a/d 7/28/00

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SELLERS:

Roger A. Anderson, Trustee of Roger A. Andersen Living Trust dated January 3, 2006

Bret G. Bell, as Trustee of the Bret G. Bell Revocable Trust

David M. Cassard

Thomas H. Claus, as Managing Trustee of the Peter C. Cook Trust u/a/d 2/14/03

Galloway and Associates, General Partnership

By:
James Galloway
Its: Partner

Hooker Family L.L.C.

By: [signature]
David S. Hooker
Its:

Bill Kleven

Mary Kleven

Michael J. Jandernoa, as Trustee of the Michael J. Jandernoa Trust u/a/d 8/15/86

James L. Jurries, as Trustee of the James L. Jurries Trust

Meredeth M. Lake

Robert C. Magers

GLT Holdings, LLC

By:
Edward Marsilje
Its:

Todd N. Taylor, as Trustee of the Todd N. Taylor Trust u/a/d 11/15/99

John E. Walton, as Tenants by the Entireties

Susan Walton, as Tenants by the Entireties

SELLERS:

____
Roger A. Anderson, Trustee of Roger A. Andersen Living Trust dated January 3, 2006

____
Bret G. Bell, as Trustee of the Bret G. Bell Revocable Trust

____
David M. Cassard

____
Thomas H. Claus, as Managing Trustee of the Peter C. Cook Trust u/a/d 2/14/03

Galloway and Associates, General Partnership

By:____________________________
James Galloway
Its: Partner

Hooker Family L.L.C.

By:____________________________
David S. Hooker
Its:

____
Bill Kleven

____
Mary Kleven

____
Michael J. Jandernoa, as Trustee of the Michael J. Jandernoa Trust u/a/d 8/15/86
Trustee

____
James L. Jurries, as Trustee of the James L. Jurries Trust

____
Meredeth M. Lake

____
Robert C. Magers

GLT Holdings, LLC

By:____________________________
Edward Marsilje
Its:

____
Todd N. Taylor, as Trustee of the Todd N. Taylor Trust u/a/d 11/15/99

____
John E. Walton, as Tenants by the Entireties

____
Susan Walton, as Tenants by the Entireties

SELLERS:

____
Roger A. Anderson, Trustee of Roger A. Andersen Living Trust dated January 3, 2006

____
Bret G. Bell, as Trustee of the Bret G. Bell Revocable Trust

____
David M. Cassard

____
Thomas H. Claus, as Managing Trustee of the Peter C. Cook Trust u/a/d 2/14/03

Galloway and Associates, General Partnership

By:______________________________
James Galloway
Its: Partner

Hooker Family L.L.C.

By:______________________________
David S. Hooker
Its:

____
Bill Kleven

____
Mary Kleven

____
Michael J. Jandernoa, as Trustee of the Michael J. Jandernoa Trust u/a/d 8/15/86

____
James L. Jurries, as Trustee of the James L. Jurries Trust

____
Meredeth M. Lake

____
Robert C. Magers

GLT Holdings, LLC

By:______________________________
Edward Marsilje
Its:

____
Todd N. Taylor, as Trustee of the Todd N. Taylor Trust u/a/d 11/15/99

____
John E. Walton, as Tenants by the Entireties

____
Susan Walton, as Tenants by the Entireties

SELLERS:

Roger A. Anderson, Trustee of Roger A. Andersen Living Trust dated January 3, 2006

David M. Cassard

Galloway and Associates, General Partnership

By:________________________
James Galloway
Its: Partner

Bill Kleven

Michael J. Jandernoa, as Trustee of the Michael J. Jandernoa Trust u/a/d 8/15/86

Meredeth M. Lake

GLT Holdings, LLC

By: [signature]
Jennifer C. Billings
Its: Member

John E. Walton, as Tenants by the Entireties

Bret G. Bell, as Trustee of the Bret G. Bell Revocable Trust

Thomas H. Claus, as Managing Trustee of the Peter C. Cook Trust u/a/d 2/14/03

Hooker Family L.L.C.

By:________________________
David S. Hooker
Its:

Mary Kleven

James L. Jurries, as Trustee of the James L. Jurries Trust

Robert C. Magers

Todd N. Taylor, as Trustee of the Todd N. Taylor Trust u/a/d 11/15/99

Susan Walton, as Tenants by the Entireties

Bill Kleven

Mary Kleven

Michael J. Jandernoa, as Trustee of the Michael J. Jandernoa Trust u/a/d 8/15/86

James L. Jurries, as Trustee of the James L. Jurries Trust

Meredeth M. Lake

Robert C. Magers

GLT Holdings, LLC

By:____________________
Edward Marsilje
Its:

Todd N. Taylor, as Trustee of the Todd N. Taylor Trust u/a/d 11/15/99

John E. Walton, as Tenants by the Entireties

Susan Walton, as Tenants by the Entireties

Michael J. Whalen

John C. Puetz

Angela M. Puetz

Thomas Storr, Revocable Living Trust

Russell L. Miller

Joseph P. McMahon, as Trustee of the Joseph P. McMahon Living Trust u/a/d 09/18/1996

Micheal A. Whelan, TTEE, The Micheal A. Whelan Revocable Inter Vivos Trust UAD 04/01/05

Stephen E. Magers Credit Trust

By:____________________
Its:

Michael J. Whalen

John C. Puetz

Angela M. Puetz

Thomas Storr, Revocable Living Trust

Joseph P. McMahon, as Trustee of the Joseph P. McMahon Living Trust u/a/d 09/18/1996

Russell L. Miller

Micheal A. Whelan, TTEE, The Micheal A. Whelan Revocable Inter Vivos Trust UAD 04/01/05

Stephen E. Magers Credit Trust

By:____________________

Its:

Diane M. Whelan, TTEE, The Diane M. Whelan Revocable Inter Vivos Trust UAD 04/01/05

Kimberly Galloway, as Trustee of the Kimberly Galloway Trust

David S. Hooker, as Trustee of the David S. Hooker Trust u/a/d 7/28/00

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